UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2006

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Velocity Way,

Foster City, California 94404

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 31, 2006, Electronics for Imaging, Inc., a Delaware corporation (“EFI”), and Electronics For Imaging, International, a wholly owned subsidiary of EFI organized under the laws of the Cayman Islands (“EFI International”), completed the previously announced acquisition of Jetrion, LLC, a Michigan limited liability company (“Jetrion”). EFI International acquired all of the equity securities of Jetrion from Flint Group North America Corporation, a Michigan corporation (“Seller”), pursuant to the Amended and Restated Equity Purchase Agreement, dated as of October 31, 2006 (the “Purchase Agreement”) among EFI, EFI International, Jetrion and Seller.

The aggregate purchase price EFI International paid for Jetrion was approximately $40 million in cash, subject to adjustment as set forth in the Purchase Agreement. Approximately 5% of the purchase consideration will be held in escrow and subject to forfeiture to satisfy indemnification obligations, if any, by the former equity holder of Jetrion and certain of Jetrion’s employees.

The description contained in this Item 2.01 of the acquisition and the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

In a press release dated October 31, 2006, EFI announced the completion of the acquisition of Jetrion. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

EFI intends to file the financial statements required by Item 9.01(a) by an amendment to this Current Report within the time period permitted by this Item.

(b) Pro Forma Financial Information.

EFI intends to file the financial statements required by Item 9.01(b) by an amendment to this Current Report within the time period permitted by this Item.

(d)	Exhibits

Exhibit No.	Description
2.1*	Amended and Restated Equity Purchase Agreement dated October 31, 2006 among Electronics For Imaging, Inc., Electronics For Imaging, International, Jetrion, LLC, and Flint Group North America Corporation.

99.1	Press Release dated October 31, 2006.

The information included in Exhibit 99.1 is intended to be furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities & Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

*	Electronics For Imaging, Inc. has applied for confidential treatment of portions of this Exhibit. Accordingly, portions thereof have been omitted and filed separately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2006	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ John Ritchie
	Name:	John Ritchie
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1†	Amended and Restated Equity Purchase Agreement dated October 31, 2006 among Electronics For Imaging, Inc., Electronics For Imaging, International, Jetrion, LLC, and Flint Group North America Corporation.

99.1	Press Release dated October 31, 2006.

†	Electronics For Imaging, Inc. has applied for confidential treatment of portions of this Exhibit. Accordingly, portions thereof have been omitted and filed separately.